INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2012
INTANGIBLE ASSETS
INTANGIBLE ASSETS

9.                                      INTANGIBLE ASSETS

Intangible assets and their related accumulated amortization as of December 31, 2011 and 2012 were as follows:

	As of December 31,
	2011	2012

Intangible assets not subject to amortization:
Trade names	18,655	18,725
Intangible assets subject to amortization:
Trade names	—	647
Customer relationships	20,739	20,793
Contract backlogs	2,555	2,588
SAP certificate	19	19
System software	820	1,070
Completed technology	4,871	4,889
Patent	—	1,096
Non-compete agreement	970	2,123
	48,629	51,950

Less: accumulated amortization
Trade names	—	(129)
Customer relationships	(16,164)	(17,879)
Contract backlogs	(2,365)	(2,524)
SAP certificate	(19)	(19)
System software	(273)	(567)
Completed technology	(2,547)	(2,690)
Patent	—	(219)
Non-compete agreement	(459)	(812)
	(21,827)	(24,839)
Accumulated impairment loss of intangible assets	(8,552)	(15,162)

Intangible assets, net	18,250	11,949

Amortization expenses were US$6,309, US$5,285 and US$2,813 for years ended December 31, 2010, 2011 and 2012, respectively.  The Group expects to record amortization expenses of approximately US$2,035, US$1,288, US$773, US$641, and US$147 for each year of 2013, 2014, 2015, 2016, 2017 and thereafter, respectively.

In connection with our goodwill impairment analysis as discussed at Note 8, the Group reviewed its intangible assets for impairment with the assistance of American Appraisal. As a result of the impairment analysis, trade names were impaired by US$8,552 and US$6,610 as of September 30, 2011 and September 30, 2012, respectively. The fair values of intangible assets are determined using various valuation methods including relief from royalty method and excess earning method. The key assumptions used in valuations include the projected revenue attributable to the intangible assets and the discount rates.